SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 5, 2001 (October 31, 2001)
Date of Report (Date of earliest event reported)

STORAGE USA, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-12910	62-1251239

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer

of incorporation)		Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
PRESS RELEASE

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

On October 31, 2001, the Registrant issued a press release announcing its financial results for the third quarter of 2001. The press release is attached as Exhibit 99. Several exhibits included in the original release (Exhibits A, F and G) have been updated to reflect an immaterial reclassification between accounts within the Company’s consolidated statement of operations. The attached press release includes these updated exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     a) Financial Statements.

None

     b) Pro Forma Financial Information.

None

     c) Exhibits.

Number	Exhibit

99	Press Release, dated October 31, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STORAGE USA, INC.

Date:	November 5, 2001	By: /s/ Christopher P. Marr Christopher P. Marr Chief Financial Officer

EXHIBIT INDEX

99	Press Release, dated October 31, 2001.